Exhibit 99.2

National Penn Bancshares, Inc.
Positioned for Continued Success
in a Challenging Environment
Margolin & Associates, Inc.
Southeast 2008 Super Community Bank Conference

Safe Harbor Regarding Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project,"
"plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn Bancshares and its subsidiaries. National Penn
Bancshares cautions readers not to place undue reliance on these statements.
National Penn Bancshares' business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-
looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of National Penn's business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets.
The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on Form 10-K for the fiscal year ended December 31,
2006, as well as in other documents filed by National Penn Bancshares after the date thereof. National Penn
Bancshares makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn’s Company Profile
December 31, 2007
Asset size: $5.8 Billion
Nasdaq symbol: NPBC
Shares outstanding 49 Million
Institutional ownership (1/23/08) 33%
52-week price range (thru 1/23/08) $13.71 - $19.11
Primary market area: Southeastern, PA
Number of offices 82

Consistent Business Strategies
1.Community banking market niche
2.Superior asset quality
3.Profitable relationships
4.Balanced organic and acquisition growth
5.Diversified revenue streams
6.Focus on shareholder value

Pennsylvania
Centre County
Bellefonte
State College
Lemont
Bethlehem
Lehigh
Allentown
Berks
Reading
Boyertown
Doylestown
Bucks
Montgomery
Norristown
Lancaster
Lancaster
West Chester
Chester
Media
Philadelphia
Delaware

NATIONAL PENN

Feb 1, 2008
Acquisition
KNBT
National Penn Bank
FirstService
Bank
Nittany
Bank
HomeTowne
Heritage
Bank
The Peoples
Bank of
Oxford
Christiana
Bank &
Trust
Jan 4, 2008
Acquisition
Primary Market

Time
< $100K
25.2%
Other
(Interest-bearing)
47.8%
Time
> $100K
13.8%
Demand
(Non-Interest)
13.2%
Business
22.2%
Consumer
77.8%

NATIONAL PENN

TOTAL DEPOSITS
 2002 - $1.93 Billion 2007 - $3.95 Billion
 5 year CAGR = 15.43%
Includes brokered
and CDARS deposits
Core Deposit Strength

Residential Mortgage 12.8%
Equipment Leases 0.9%
Retail 12.0%
Business 40.9%
Commercial Real Estate 25.4%
Commercial Construction 8.0%
Commercial 75.3%
Consumer 24.7%

NATIONAL PENN

TOTAL LOANS
2002 - $1.79 Billion 2007 - $3.88 Billion
 5 year CAGR = 16.76%
Commercial Loan Strength

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
Net Interest Income (thousands)
$122,599
$146,614
$157,876
$165,451
$171,984
4.30%
4.06%
3.82%
3.55%
3.39%
5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
3.8%
3.6%
3.4%
3.2%
Net Interest Margin %
2003
2004
2005
2006
2007

NATIONAL PENN

*fully taxable equivalent
Net Interest Income 5-Year CAGR: 9.38%
Net Interest Income/Net Interest Margin*

NPA + 90 Days Past Due / Total Assets (%)

0.80%
0.40%
0.00%
Percent of Assets
0.42%
0.27%
0.26%
0.18%
0.26%
2003
2004
2005
2006
2007

NATIONAL PENN

Superior Asset Quality

Coverage Ratio (%)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
271%
299%
352%
245%
481%
286%
461%
316%
674%
337%
359%
2002
2003
2004
2005
2006
2007
NPBC
Peers

NATIONAL PENN

Peer Group Source: BHCPR at 12/31/06, Peer Group #2; Ratio excludes OREO
Superior Asset Quality
Reserve for Loan and Lease Losses to
Non-accruals + 90 days past due

Focus on Shareholder Value
Performance Recognitions
Staton Institute Report:
 Investment directory covering more than 19,000 public U.S. Companies
 America’s Smartest Companies®
 – One of only 32 publicly-traded companies with at least 10 consecutive years of increased earnings and dividends
 – Completed 30th consecutive year of higher EPS and 30th
 consecutive year of higher cash dividends.
● Super 50 Team
 – One of only 22 companies with a combined total of at least 50 years of higher EPS and cash dividends per share
● Earnings All-Stars
 – One of only 16 companies with higher EPS for at least 20
 straight years

Dollars Per Share
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$1.05
$1.06
$1.25
$1.29
$1.31
2003
2004
2005
2006
2007

Diluted EPS
Focus on Shareholder Value
EPS Growth

Dollars Per Share
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.54
$0.59
$0.61
$0.63
$0.66
2003
2004
2005
2006
2007

NATIONAL PENN

Dividends per share
Focus on Shareholder Value
Consistent Dividend Growth

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
5.42%
15.88%
10.60%
12.93%
12.10%
13.39%
14.42%
12.64%
12.57%
11.95%
2003
2004
2005
2006
2007
ROE
Effect of Intangibles

NATIONAL PENN

Focus on Shareholder Value
Return on Tangible Equity*
21.30%
23.53%
25.49%
27.06%
24.52%
*Return on Tangible Equity is a non-GAAP financial measure. In accordance with SEC regulations, a reconciliation of this non-GAAP ratio to our GAAP Return on Equity ratio is included in our 2006 10-K and our third quarter 2007 earnings press release. These documents were previously filed with the SEC and are available for public review.

Balanced Growth Strategy
Organic Growth
1.Capital management strategy
2.Diversified revenue streams
3.Affiliate integration
4.Timely reaction to market opportunities
5.Acquisition leveraging

*Based on retention 6 months after acquisition
Balanced Growth Strategy
Acquisition Goals
1.Enhance EPS
2.Growth oriented market demographics
3.Enhance overall franchise value
Successful acquisition record:
 – 11 whole bank acquisitions, 4 insurance agencies,
 6 wealth management operations
 – Deposit retention average over 95%*

January 4, 2008
Acquisition
● Opened for business in February 1994
● Headquartered in Greenville, DE, just outside of
 Wilmington
● Core Business
 – Trust / asset management, commercial domicile,
 commercial banking services
● Financial Highlights (as of / year-to-date 12/31/07):
 – Trust assets under administration or management: $3.86 billion
 – Banking assets: $142.9 million
 – Fee income % of total revenue: 48.2%

Recent Acquisition
Transaction Benefits
1.Growth
2.Accretive to EPS
3.Revenue Diversification
4.Delaware Entry Point

February 1, 2008
Acquisition
● 56 Community Offices serving Lehigh,
 Northampton, Carbon, Luzerne, Schuylkill and
 Monroe counties
● Business Lines
 – Retail and commercial banking, wealth management
 and insurance
● Financial Highlights (as of / year-to-date 12/31/07):
 – Assets: $2.89 billion
 – Loans: $1.87 billion
 – Deposits: $1.96 billion

Recent Acquisition
Transaction Benefits
1.Prized market position in Pennsylvania
2.Management depth and experience
3.Low risk integration
4.Value creation via well defined cost
 savings - approx. $26.2 million over two
 years
5.Strong capital base - accretive to EPS
 and Tangible Book Value in 2008

Integration:
A Focused and Disciplined Process
● Goal: Customer retention and positive market
 momentum
● Dedicated senior executive integration team
● Low business complexity
● Savings targeted at eliminating duplicate
 functions
● Best of both companies with a commitment to
 excellence in customer service
● Open communications with all employees

National Penn
KNBT
Scranton
Harrisburg
Lancaster
Trenton
Camden
Vineland
Frederick
Towson
Germantown
Dover
Wayne
Clifton
Edison
195
295
380

NATIONAL PENN

Source: SNL Financial
National Penn
A Stronger Presence in Pennsylvania

SOURCE: Based upon FDIC data as of June 30, 2007. Data adjusted for pending acquisitions.
County	Rank	# Community Offices	Deposits	% Deposit
			($ in millions)	Share
Northampton	1	25	1,125.2	23.9%
Berks	2	20	1,183.2	17.0%
Lehigh	2	21	548.4	9.6%
Centre	2	5	307.0	16.1%
Chester	3	19	777.2	8.5%
Lancaster	9	4	243.8	2.9%
Bucks	10	10	410.2	3.4%
Montgomery	14	12	490.8	1.9%
A Stronger Presence in Pennsylvania
Leadership Position in Key Markets

National Penn
KNBT+CBT
PRO-FORMA
LOAN PORTFOLIO
Retail 12%
Other 1%
Comm. Real Estate 25%
Res. Mortgage 13%
Comrc'l 49%
Retail 26%
Other 1%
Comm. Real Estate 25%
Res. Mortgage 32%
Comrc'l 16%
Retail 17%
Other 1%
Comm. Real Estate 25%
Res. Mortgage 19%
Comrc'l 38%
National Penn
KNBT+CBT
PRO-FORMA
DEPOSIT MIX
CD <$100K 25%
CD > $100K 14%
DDA 13%
Savings 48%
CD <$100K 28%
CD > $100K 9%
DDA 11%
Savings 52%
CD <$100K 26%
CD > $100K 12%
DDA 12%
Savings 50%

NATIONAL PENN

Data as of 12/31/07
A Well Balanced Franchise

($ in thousands)	NPBC	KNBT + Christiana	Pro-forma Combined
Loans	$ 3,875,253	$ 1,994,459	$ 5,869,712
ALLL	54,897	20,656	75,553
NPAs	15,285	6,710	21,995
NPAs/Loans+ORE	0.39%	0.34%	0.37%
ALLL/Loans	1.42%	1.04%	1.29%
ALLL/NPAs	359%	308%	344%
Net Charge-offs to Avg. Loans*	0.14%	0.07%	0.12%

Data as of December 31, 2007

NATIONAL PENN

A Well Balanced Franchise
Sound Credit Quality

COMBINED TRUST AND ASSETS UNDER
MANAGEMENT OR ADMINISTRATION
as of December 31, 2007
+178%
($'s in Billions)
$8.0
$6.0
$4.0
$2.0
$-
$2.9
$3.9
$1.38
$8.2
NPBC
Christiana
KNBT
Proforma Combined

NATIONAL PENN

Wealth Management

FEE INCOME as a % of TOTAL REVENUE
(Year-to-Date 12/31/07)
60%
50%
40%
30%
20%
10%
0%
48.2%
31.9%
34.0%
33.2%
Christiana
NPBC
KNBT
Pro-forma Combined

NATIONAL PENN

Diversified Revenue Streams

Investment Incentives
National Penn Bancshares, Inc.
1.Geographic location of franchise
2.Strong commercial relationship growth
3.Superior financial performance
4.Knowledgeable and experienced management team
5.Track record of success in creating shareholder value
6.Opportunity provided by recent acquisitions of quality
 partners with consistent business philosophies

Investment Incentives
National Penn Bancshares, Inc.
Unified Vision and Business Approach for Continued Success
1.Excellence in customer service
2.Middle market, small business and retail
 banking
3.Wealth management, insurance
4.Leverage customer base through a larger
 branch network and cross selling the entire
 franchise
5.Focus on GROWTH and PROFITABILITY